Blackstone’s Third Quarter 2014 Earnings October 16, 2014 Exhibit 99.2

“Long-term underlying growth fundamentals have
never been stronger, as evidenced by the momentum in
Blackstone’s earnings, distributions, assets and
investment activity.”
Stephen A. Schwarzman
Chairman and Founder
Blackstone 1

Blackstone
Blackstone’s Third Quarter 2014 Highlights
Blackstone reported record earnings, distributions, Assets Under Management (“AUM”) and investment activity for the third quarter and year-to-date.
Economic Net Income (“ENI”) was $758 million ($0.66/unit) for the quarter, up 18% from last year, as
Blackstone’s funds created $4.3 billion of value in the third quarter.
•
ENI was $2.9 billion ($2.51/unit) year-to-date, up 47% from the same period last year.
Distributable Earnings (“DE”) more than doubled in the quarter year-over-year to $672 million
($0.53/unit) on $10.0 billion of realizations and rose 85% to $1.9 billion ($1.59/unit) year-to-date.
•
Fund activity generated $1.7 billion of Realized Performance Fees year-to-date, up 120% from
$791 million in the prior year period.
GAAP Net Income was $251 million for the quarter, net of certain non-cash IPO and transaction related expenses and exclusive of net income attributable to non-controlling interests, primarily inside ownership.
Total AUM reached a record $284 billion, up 15% year-over-year despite returning $53.2 billion of capital to investors over the last twelve months (“LTM”).
•
Gross inflows were $13.1 billion for the quarter and $54.8 billion LTM.
•
Asset appreciation across funds created $34.8 billion of value for investors LTM.
Across Blackstone $24.4 billion of total capital was invested LTM, up 59%.
On October 10, 2014, Blackstone announced the tax-free spin-off of its financial advisory business to
Blackstone unitholders. The financial advisory business will combine with PJT Partners to create an independent, world-class, publicly traded advisory firm.

Blackstone
Blackstone’s Third Quarter 2014 Earnings
% Change % Change
(Dollars in Thousands, Except per Unit Data)
3Q'13 3Q'14 vs. 3Q'13 YTD'13 YTD'14 vs. YTD'13
Fee Revenues 581,678 $         682,050 $         17% 1,719,076 $      1,957,938 $      14%
Performance Fees 544,936            891,087            64% 1,868,154         3,068,539         64%
Investment Income 99,172               80,766               (19)% 331,062            373,204            13%
Total Revenues 1,225,786 $     1,653,903 $     35% 3,918,292 $     5,399,681 $     38%
Total Expenses 570,763            816,028            43% 1,905,540         2,385,565         25%
Taxes 14,792               79,519               438% 40,975               115,863            183%
Economic Net Income (“ENI”) 640,231 $         758,356 $         18% 1,971,777 $     2,898,253 $     47%
ENI per Unit 0.56 $               0.66 $               18% 1.72 $               2.51 $               46%
GAAP Net Income 171,164 $         250,505 $         46% 549,947 $         1,033,138 $      88%
Fee Related Earnings (“FRE”) 178,596 $         217,291 $         22% 484,763 $         593,228 $         22%
Distributable Earnings (“DE”) 312,673 $         672,144 $         115% 1,042,070 $     1,928,053 $     85%
DE per Common Unit 0.26 $               0.53 $               104% 0.88 $               1.59 $               81%
Total Assets Under Management 248,064,888    284,414,936    15% 248,064,888    284,414,936    15%
Fee-Earning Assets Under Management 188,649,817    214,819,600    14% 188,649,817    214,819,600    14%

Fee Earnings

Distributable Earnings

Economic Net Income

Blackstone
Walkdown of Financial Metrics
(Dollars in Thousands, Except per Unit Data)
3Q'14 YTD'14
Results Per Unit Results Per Unit
Base Management Fees 505,493 $          1,478,941 $
Advisory Fees 84,131 269,008
Transaction and Other Fees, Net 90,885 199,991
Management Fee Offsets (22,763) (59,625)
Interest Income and Other Revenue 15,411 75,224
Compensation (324,426) (953,986)
Other Operating Expenses (131,440) (416,325)
Fee Related Earnings 217,291 $          0.19 $                593,228 $          0.52 $
Net Realized Incentive Fees 17,811 68,795
Net Realized Carried Interest 452,749 1,018,332
Net Realized Investment Income 70,783 382,496
Taxes and Related Payables (96,437) (172,332)
Equity-Based Compensation 9,947 37,534
Distributable Earnings 672,144 $          0.53 $                1,928,053 $      1.59 $
Net Unrealized Incentive Fees 2,471 72,290
Net Unrealized Carried Interest 57,894 893,868
Net Unrealized Investment Income (Loss) 18,876 (14,893)
Add Back: Related Payables 16,918 56,469
Less: Equity-Based Compensation (9,947) (37,534)
Economic Net Income 758,356 $          0.66 $                2,898,253 $      2.51 $

See page 31, Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components for the calculation of the amounts presented herein that are not the respective captions on page 20, Total Segments. 3Q’14 Fee Related Earnings per Unit is based on 1,146,350,827 DE Units Outstanding; DE per Unit is based on 607,590,602 Total Common Units Outstanding;
and ENI per Unit is based on 1,154,835,647 Weighted-Average ENI Adjusted Units (see page 32, Unit Rollforward).

Blackstone
Private Equity
28.2%
3Q’14 LTM increase in fund carrying value
$1.1 billion
3x increase in YTD Economic Income
$1.13 per unit
3Q’14 Net Accrued Performance Fees
Record Total Revenues and Economic Income of $1.8 billion and $1.1 billion year-to-date, respectively, which were more than double the prior year period on consistent fund appreciation.
•
Strong operating performance across the portfolio drove 3.7% appreciation during the quarter and 28.2% LTM.
•
BCP V generated $147 million of Performance Fees during the quarter and $766 million year-to-date.
Private Equity generated realizations of $14.7 billion LTM on a steady rise in realizations through strategic sales, refinancings and public market exits.
Investment activity remained robust, opportunistically deploying capital across sectors and regions, with
$3.2 billion total capital invested during the quarter and $8.9 billion LTM.
•
At quarter end, an additional
$2.5
billion of capital was committed not yet deployed.
Strategic Partners held a final close of $1.2 billion of its sixth secondary fund of funds ($4.4 billion total; nearly 2x larger than its predecessor fund) and closed on an infrastructure and real assets SMA of $400 million.
Commencing fundraising for seventh global private equity fund and second opportunistic fund against a favorable backdrop for alternative asset demand and strong returns in predecessor funds.
% Change % Change
(Dollars in Thousands)
3Q'13 3Q'14 vs. 3Q'13 YTD'13 YTD'14 vs. YTD'13
Fee Revenues 116,005 $        158,891 $        37% 356,268 $       436,505 $       23%
Performance Fees (1,179)              221,368           n/m 241,584           1,222,842       406%
Investment Income 35,116             7,667               (78)% 133,663           151,643           13%
Total Revenues 149,942           387,926           159% 731,515           1,810,990       148%
Compensation 55,800             79,007             42% 179,750           225,352           25%
Performance Fee Compensation (16,374)            124,378           n/m 105,479           361,915           243%
Other Operating Expenses 30,024             34,109             14% 91,370             106,308           16%
Total Expenses 69,450             237,494           242% 376,599           693,575           84%
Economic Income 80,492 $          150,432 $       87% 354,916 $       1,117,415 $    215%
Total AUM 62,619,813 $  69,890,367 $  12% 62,619,813 $  69,890,367 $  12%
Fee-Earning AUM 43,645,106 $  43,817,741 $  0% 43,645,106 $  43,817,741 $  0%

SMA = Separately managed account.

Blackstone
Real Estate
28.1%
3Q’14 LTM increase in fund carrying value
$350 million
3Q’14 Realized Performance Fees
Record Total Revenues and Economic Income of $2.1 billion and $1.3 billion, respectively, year-to-date reflects sustained strong operating fundamentals across all of the sub-sectors of Blackstone’s global real estate portfolio.
Opportunistic Real Estate funds’ carrying value appreciated
6.2%
for the quarter and
28.1%
LTM, significantly
outperforming global markets as demand for hospitality, office and logistics remained robust.
Sustained high level of realization activity resulted in proceeds of $4.4 billion during the quarter, primarily from partial realizations in the office portfolio and Brixmor; realizations reached $16.0 billion LTM.
Investment pace was active with
$3.1
billion of total capital invested during the quarter, and $12.3 billion LTM.
•
At quarter end, an additional
$2.8
billion of capital was committed not yet deployed.
•
Largest global opportunistic fund platform enables large-scale capital deployment anywhere in the world, and
58% of capital deployed LTM was outside of North America.
Raised
$1.6
billion of capital during the quarter, including $402 million for Core+, $430 million in debt strategies and $209 million for the Asia fund, bringing LTM capital raised to $12.3 billion.
BXMT, the commercial mortgage REIT, completed a common equity issuance to fund continued strong origination activity, bringing its current market capitalization to $1.6 billion, up from $726 million a year ago.
$2.38 per unit
3Q’14 Net Accrued Performance Fees
% Change % Change
(Dollars in Thousands)
3Q'13 3Q'14 vs. 3Q'13 YTD'13 YTD'14 vs. YTD'13
Fee Revenues 161,714 $       192,535 $       19% 459,902 $       534,110 $       16%
Performance Fees 440,502           537,197           22% 1,197,119       1,414,677       18%
Investment Income 58,584             63,665             9% 177,634           172,628           (3)%
Total Revenues 660,800           793,397           20% 1,834,655       2,121,415       16%
Compensation 75,346             90,586             20% 218,597           256,401           17%
Performance Fee Compensation 140,799           173,445           23% 391,490           455,708           16%
Other Operating Expenses 30,614             36,138             18% 86,693             105,787           22%
Total Expenses 246,759           300,169           22% 696,780           817,896           17%
Economic Income 414,041 $       493,228 $       19% 1,137,875 $    1,303,519 $    15%
Total AUM 68,964,455 $  80,188,858 $  16% 68,964,455 $  80,188,858 $  16%
Fee-Earning AUM 44,715,985 $  52,308,175 $  17% 44,715,985 $  52,308,175 $  17%

Blackstone
Hedge Fund Solutions
Total Revenues were up 8% for the quarter and 15% year-to-date to $158 million and $517 million, respectively, driven by a 22% increase in Fee-Earning AUM from record organic inflows.
Economic Income up 10% to $84 million for the quarter and up 16% to $281 million year-to-date from record gross inflows and strong performance.
Despite more difficult markets globally, the composite gross return was up 1.5% for the quarter and 10.3% LTM.
BAAM had record fee-earning gross inflows of $4.3 billion during the quarter driven by significant investments in customized and commingled strategies.
•
October 1 subscriptions of $651 million are not yet included in Fee-Earning AUM.
Launched its first liquid alternative fund in Europe, a UCITS structure, bringing its two 1940 Act mutual funds and
UCITS fund Total AUM to $2.1 billion.
10.3%
3Q’14 LTM Gross Composite Return
$34.0 billion
Incentive Fee Eligible AUM at 3Q’14
$4.3 billion
3Q’14 Record Fee-Earning Gross Inflows
% Change % Change
(Dollars in Thousands)
3Q'13 3Q'14 vs. 3Q'13 YTD'13 YTD'14 vs. YTD'13
Fee Revenues 105,605 $       124,010 $       17% 300,461 $       362,555 $       21%
Performance Fees 34,528             32,156             (7)% 138,572           128,615           (7)%
Investment Income 5,841               1,525               (74)% 12,220             26,227             115%
Total Revenues 145,974           157,691           8% 451,253           517,397           15%
Compensation 37,611             41,940             12% 108,323           125,852           16%
Performance Fee Compensation 12,131             11,090             (9)% 49,771             45,292             (9)%
Other Operating Expenses 19,575             20,480             5% 51,269             65,061             27%
Total Expenses 69,317             73,510             6% 209,363           236,205           13%
Economic Income 76,657 $          84,181 $          10% 241,890 $       281,192 $       16%
Total AUM 53,162,174 $  64,183,863 $  21% 53,162,174 $  64,183,863 $  21%
Fee-Earning AUM 50,829,734 $  62,037,082 $  22% 50,829,734 $  62,037,082 $  22%
BAAM’s Principal Solutions Composite does not include BAAM’s long-only equity, long-biased commodities, seed, strategic opportunities (external investments) and advisory platforms.
On a net of fees basis, the BAAM Principal Solutions Composite was up 1.3% for the quarter and 9.1% LTM. UCITS is undertakings for collective investment in transferable securities.

Blackstone
Credit
Investment Performance represents weighted-average performance of the assets of the respective flagship funds within each strategy as of September 30, 2014. Hedge Fund Strategies net returns were (1.6)% for 3Q’14 and 9.6% for 3Q’14 LTM, Mezzanine Funds net returns were 12.2% for 3Q’14 and 22.6% for 3Q’14 LTM and Rescue Lending Funds net returns were
6.2%  for 3Q’14 and 27.3% for 3Q’14 LTM. Customized Credit Strategies includes business development companies (“BDCs”), closed-end funds, commingled funds, the exchange traded fund and  separately managed accounts.
$70.2 billion
3Q’14 Total AUM
Investment Performance
Gross Returns
CLOs
Customized Credit
Strategies
Mezzanine
Funds
Rescue
Lending
Funds
Hedge Fund
Strategies
Strong growth with $228 million in Total Revenues, up 25% year-over-year driven by GSO’s ability to capitalize on global opportunities.
Raised two CLOs totaling $1.2 billion in Fee-Earning AUM during the quarter.
Launched a European listed CLO equity retention vehicle raising over
$400 million in permanent capital during the quarter.
Invested $888 million of total capital during the quarter, bringing total capital invested to $2.3 billion LTM primarily across the energy, homebuilding, gaming and equipment and service sectors.
Realization activity remains robust with $2.9 billion returned to investors during the quarter and $10.3 billion LTM primarily from carry funds and
CLOs post their re-investment periods.
3Q'14 3Q'14 LTM
Hedge Fund
   Strategies
(1.6)% 13.2%
Mezzanine
   Funds
15.4% 29.8%
Rescue
   Lending Funds
8.0% 34.4%
% Change % Change
(Dollars in Thousands)
3Q'13 3Q'14 vs. 3Q'13 YTD'13 YTD'14 vs. YTD'13
Fee Revenues 111,283 $       119,208 $       7% 324,215 $       347,193 $       7%
Performance Fees 71,085             100,366           41% 290,879           302,405           4%
Investment Income (Loss) (546)                 7,932               n/m 9,157               20,826             127%
Total Revenues 181,822           227,506           25% 624,251           670,424           7%
Compensation 53,250             54,877             3% 154,712           156,939           1%
Performance Fee Compensation 31,837             51,249             61% 148,380           152,339           3%
Other Operating Expenses 23,451             20,860             (11)% 67,374             75,858             13%
Total Expenses 108,538           126,986           17% 370,466           385,136           4%
Economic Income 73,284 $          100,520 $       37% 253,785 $       285,288 $       12%
Total AUM 63,318,446 $  70,151,848 $  11% 63,318,446 $  70,151,848 $  11%
Fee-Earning AUM 49,458,992 $  56,656,602 $  15% 49,458,992 $  56,656,602 $  15%
$7.7
$8.5
$9.9
$25.1
$18.9

Blackstone
Financial Advisory
% Change % Change
(Dollars in Thousands)
3Q'13 3Q'14 vs. 3Q'13 YTD'13 YTD'14 vs. YTD'13
Fee Revenues 87,071 $          87,406 $          0% 278,230 $       277,575 $       (0)%
Investment Income (Loss) 177                    (23)                     n/m (1,612)              1,880               n/m
Total Revenues 87,248             87,383             0% 276,618           279,455           1%
Compensation 57,491             58,016             1% 191,570           189,442           (1)%
Other Operating Expenses 19,208             19,853             3% 60,762             63,311             4%
Total Expenses 76,699             77,869             2% 252,332           252,753           0%
Economic Income 10,549 $          9,514 $            (10)% 24,286 $          26,702 $          10%
On October 10, 2014, Blackstone announced a tax-free spin-off of the Financial Advisory segment to unitholders in 2015.
•
Blackstone also entered into an agreement to combine with PJT Partners, an independent investment advisory boutique, founded by Paul Taubman, who will serve as Chairman and CEO of the new company.
•
Blackstone will retain the capital markets business.
Blackstone Advisory Partners total revenues year-to-date increased 24% due to improving global mergers and acquisitions activity as well as a greater number of closed transactions.
•
The current backlog for the balance of 2014 and 2015 is twice as large as it was at the same point last year, reflecting strong and continuing demand for high quality independent advisory services.
Restructuring revenues increased 52% compared to the prior year quarter as the business has increased market share and diversified away from in-court restructurings.
•
Ranked #1 year-to-date worldwide in completed and announced restructurings in the league tables.
Park Hill’s placement business revenue was flat year-to-date with a strong pipeline as global demand for alternative asset placement services grows.
League tables per Thomson Reuters.

Blackstone
Assets Under Management
Total AUM by Segment
(Dollars in Billions)
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations. Investments in successive funds count only those limited partners who invested in the next successive fund.
Fee-Earning AUM by Segment
(Dollars in Billions)
Record Fee-Earning AUM of $214.8 billion was up 14% over the last year as $51.8 billion of gross inflows outpaced
$30.4 billion of realizations and outflows.
•
Fee-Earning AUM drove record Base Management Fees for the quarter, up 16% to $505 million.
Record Total AUM increased 15% year-over-year to $284.4 billion driven by $54.8 billion from gross inflows and
$34.8 billion from consistently strong market appreciation across all investing businesses.
84% of new capital raised is sourced from investors in successive funds.
$248.1
$284.4
$204.6
$188.6
$214.8
$168.6
$38.5
$43.6
$43.8
$40.6
$44.7
$52.3
$43.6
$50.8
$62.0
$45.9
$49.5
$56.7
3Q'12 3Q'13 3Q'14
$50.2
$62.6
$69.9
$53.5
$69.0
$80.2
$46.2
$53.2
$64.2
$54.6
$63.3
$70.2
3Q'12 3Q'13 3Q'14
Hedge Fund Solutions Credit Real Estate Private Equity

Blackstone
Fee-Earning Assets Under Management
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
3Q’14 Fee-Earning AUM Rollforward
(Dollars in Millions)
LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows: Asia fund ($209 million); Core+ ($368 million); BREDS capital raised and/or invested ($1.0 billion).
Realizations: BREP ($1.1 billion) primarily from partial realizations in the office portfolio and Brixmor; BREDS ($772 million).
Inflows: Customized solutions ($1.9 billion); commingled products ($1.2 billion); specialized solutions ($669 million); individual investor solutions ($505 million).
Outflows: Liquidity needs primarily in commingled and customized products ($618 million).
Inflows: Hedge Fund Strategies ($1.0 billion); Mezzanine funds ($346 million); Rescue Lending Funds ($268 million); two new CLO launches
($1.2 billion: US fund $616 million, European fund $543 million); BDCs ($962 million).
Realizations / Outflows: Returns to CLO investors ($706 million US, $1.0 billion European); Mezzanine Funds ($438 million); Rescue
Lending Funds ($202 million).
Inflows: Strategic Partners VI final close ($1.1 billion); Strategic Partners funds ($250 million); Tactical Opportunities investment vehicles
($232 million).
Realizations: Strategic Partners, BCP IV and BCP V disposition of ICS and partial dispositions and sales of secondary shares of Pinnacle and
Kosmos.
Private Real Hedge Fund
Equity Estate Solutions
3Q'13 43,645 $      44,716 $      50,830 $      49,459 $      188,650 $
Inflows 6,386            15,698         12,279         17,388         51,751
Outflows (1,359)          (459)              (4,757)          (3,138)          (9,713)
Realizations (5,204)          (7,428)          (486)              (7,531)          (20,649)
Net Inflows (Outflows) (177)              7,811            7,036            6,720            21,390
Market Activity 350               (219)              4,171            478               4,780
3Q'14 43,818 $      52,308 $      62,037 $      56,657 $      214,820 $
YoY Increase 0% 17% 22% 15% 14%
Credit Total
Private Real Hedge Fund
Equity Estate Solutions
2Q'14 42,889 $      52,824 $      58,084 $      56,117 $      209,914 $
Inflows 1,741            2,381            4,304            4,811            13,237
Outflows (177)              (67)                (618)              (907)              (1,769)
Realizations (546)              (2,439)          (105)              (2,372)          (5,462)
Net Inflows (Outflows) 1,017            (124)              3,582            1,532            6,007
Market Activity (88)                (392)              372               (992)              (1,101)
3Q'14 43,818 $      52,308 $      62,037 $      56,657 $      214,820 $
QoQ Increase (Decrease) 2% (1)% 7% 1% 2%
Credit Total

Blackstone
Total Assets Under Management
3Q’14 Total AUM Rollforward
(Dollars in Millions)
LTM Total AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Market Activity: 6.2% appreciation driven by sustained strong operating fundamentals in the private portfolio (up 7.1% / $2.6 billion) and public portfolio appreciation (up 4.3% / $802 million).
Inflows: Launched first liquid alternative UCITS structure fund ($270 million).
Market Activity: BAAM’s Principal Solutions Composite up 1.5% gross.
Market Activity: Mezzanine Funds ($330 million); Rescue Lending Funds ($288 million); increases were offset by foreign exchange fluctuations in European CLOs.
Inflows: Strategic Partners VI ($1.2 billion); recyclable capital from disposition activity ($521 million); secondary funds infrastructure and real assets SMA ($400 million); Tactical Opportunities investment vehicles ($306 million).
Market Activity: 3.7% appreciation driven by the private portfolio (up 5.7%) in services and hospitality/leisure sectors.
Private Real Hedge Fund
Equity Estate Solutions
2Q'14 68,294 $      80,411 $      60,673 $      69,540 $      278,918 $
Inflows 2,669            1,719            3,877            4,831            13,097
Outflows (247)              (34)                (638)              (959)              (1,878)
Realizations (2,366)          (4,617)          (115)              (2,878)          (9,977)
Net Inflows (Outflows) 57                 (2,932)          3,124            994               1,242
Market Activity 1,539            2,710            387               (382)              4,255
3Q'14 69,890 $      80,189 $      64,184 $      70,152 $      284,415 $
QoQ Increase (Decrease) 2% (0)% 6% 1% 2%
Credit Total
Private Real Hedge Fund
Equity Estate Solutions
3Q'13 62,620 $      68,964 $      53,162 $      63,318 $      248,065 $
Inflows 9,973            14,238         12,170         18,436         54,816
Outflows (826)              (1,085)          (4,910)          (3,828)          (10,649)
Realizations (14,704)        (16,967)        (639)              (10,270)        (42,580)
Net Inflows (Outflows) (5,556)          (3,814)          6,621            4,337            1,588
Market Activity 12,827         15,038         4,401            2,496            34,762
3Q'14 69,890 $      80,189 $      64,184 $      70,152 $      284,415 $
YoY Increase 12% 16% 21% 11% 15%
Credit Total

Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.

Blackstone 13
Additional Capital Detail
Committed undrawn capital (“Total Dry Powder”) is $42.3 billion, of which $17.7 billion was eligible but not currently earning Management Fees.
Performance Fee Eligible AUM reached $197.9 billion at the end of the quarter, up 20% year-over-year.
Net inflows and strong investment performance drove a 43% increase year-over-year in assets currently earning
Performance Fees to $148.8 billion.
$42.3 billion 3Q’14 Total Dry Powder $198 billion Performance Fee Eligible AUM
Uninvested
Not Earning
Fees
Currently
Earning Fees
Credit
Hedge
Fund
Solutions
Private
Equity
Real
Estate
$18.0
$13.1
$2.4
$8.8
$74.1
$104.0
$148.8
$30.2
$22.5
$9.8
$33.8
$38.4
$39.4
$138.1
$164.9
$197.9
3Q'12 3Q'13 3Q'14

Blackstone
At September 30, 2014, Blackstone had $2.9 billion in total cash, corporate treasury and liquid investments and
$10.0 billion of total net value, or $8.72 per DE unit, up 34% from $6.51 a year ago.
Illiquid investments of $2.7 billion, up 11% from last year driven by valuation increases in Real Estate and
Private Equity of 6.2% and 3.7%, respectively.
Long-term debt of $2.1 billion at quarter end resulted in a Debt to Adjusted EBITDA ratio of 0.68x LTM.
There are currently no borrowings outstanding against the $1.1 billion revolving credit facility expiring in 2019.
Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone funds. Liquid Investments are primarily Blackstone investments in Hedge Fund Solutions and non-
drawdown Credit. Illiquid Investments include Blackstone investments in Private Equity, Real Estate and Other, which were $965 million, $1.4 billion and $402 million, respectively, as of September 30, 2014, $922 million, $1.3 billion and $257 million, respectively, as of September 30, 2013 and $865 million, $973 million and $215 million, respectively, as of
September 30, 2012. Cash and Investments are calculated using 1,146,350,827 DE Units Outstanding.
(Dollars in Millions)
3Q’14
Cash and Cash Equivalents $ 944
Treasury Cash
Management Strategies
1,829
Liquid Investments 162
Illiquid Investments 2,727
Net Accrued Performance
Fees
4,334
Total Net Value $ 9,996
Outstanding Bonds (at par) $ 2,135
A+/A+
rated by S&P and Fitch
$1.1 billion
undrawn credit revolver with
May 2019 maturity
$2.9 billion
total cash, corporate treasury
and liquid investments
Cash and Investments
Net
Performance
Fees
Total Cash
and Liquids
Illiquids
$8.72
$6.51
$5.66
$1.83
$2.44
$1.83
$2.16
$2.38
$2.01
$1.92
$2.56
3Q'12 3Q'13 3Q'14
$3.78

Despite record LTM Net Realized Performance Fees of $1.5 billion, asset appreciation across all investing businesses drove Net Accrued Performance Fees to a record $4.3 billion ($3.78/unit), up $1.6 billion from the prior year.
Net Accrued Performance Fees grew at a 45% CAGR since the third quarter of 2012, primarily driven by continued appreciation in Real Estate and Private Equity.
Performance Fees
$1.5 billion Net Realized
Performance Fees
$768
$1,542
$147
$4.3 billion Net Accrued
Performance Fees
$2,769
$4,334
$2,049
Credit
$4.3 billion
Record Net Accrued
Performance Fees
64%
Net Accrued Performance Fees
Related to Publics/Pending
Exits
$1.5 billion
Record LTM Net Realized
Performance Fees
Hedge Fund Solutions
Real Estate
Private Equity
$236
$327
$267
$861
$188
$197
3Q'12 LTM 3Q'13 LTM 3Q'14 LTM
$591 $589
$1,294
$1,189
$1,890
$2,730
$227
$215
$240
3Q'12 3Q'13 3Q'14
15 Blackstone

Blackstone
Unitholder Distribution
A detailed description of Blackstone’s distribution policy and the definition of Distributable Earnings can be found on page 33, Definitions and Distribution Policy. DE before Certain Payables represents Distributable
Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on Total Common Units Outstanding
(page 32, Unit Rollforward); actual distributions are paid to applicable unitholders as of the record date. For the periods presented, Net Cash Available for Distribution per Common Unit equals the Actual
Distribution per Common Unit. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’ share was $53.4 million for 3Q’14.
Generated $0.53 of Distributable Earnings per common unit during the quarter, up 104% year-over-year.
•
Record year-to-date Distributable Earnings per common unit were $1.59, up 81% from the prior year period.
Declared a quarterly distribution of $0.44 per common unit to record holders as of October 27, 2014; payable on
November 3, 2014.
•
Year-to-date distributions of $1.34, up 76% from the prior year period.
% Change
(Dollars in Thousands, Except per Unit Data)
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
vs. 3Q'13
Distributable Earnings (“DE”) 312,673 $         820,629 $         485,112 $         770,797 $         672,144 $         115%
Add: Other Payables Attributable to
   Common Unitholders
17,694              58,103              19,856              29,884              69,707              294%
DE before Certain Payables 330,367            878,732            504,968            800,681            741,851            125%
Percent to Common Unitholders 52% 52% 53% 53% 53%
DE before Certain Payables Attributable to
   Common Unitholders
170,216            455,291            265,378            423,209            393,197            131%
Less: Other Payables Attributable to
   Common Unitholders
(17,694)             (58,103)             (19,856)             (29,884)             (69,707)             294%
DE Attributable to Common Unitholders 152,522            397,188            245,522            393,325            323,490            112%
DE per Common Unit 0.26 $               0.68 $               0.41 $               0.65 $               0.53 $               104%
Less: Retained Capital per Common Unit (0.03) $              (0.10) $              (0.06) $              (0.10) $              (0.09) $              200%
Actual Distribution per Common Unit 0.23 $               0.58 $               0.35 $               0.55 $               0.44 $               91%
Record Date Oct 27, 2014
Payable Date Nov 3, 2014

Blackstone
Summary Walkdown of GAAP to Non-GAAP Financial Metrics
GAAP
Economic Income
“EI”
Fee Related Earnings
“FRE”
Distributable Earnings
“DE”
Income Before Provision for Taxes
+ IPO and Acquisition-Related Charges
– Impact of Consolidated Funds
– Net Performance Fees
– Fund Investment Income
+ Net Realized Performance Fees
+ Realized Investment Income
– Taxes and Related Payables
+   Equity-Based Compensation
= Distributable Earnings
(Dollars in Millions)
See pages 29-30, Reconciliation of GAAP to Non-GAAP Measures for details.
3Q’14
$ 672
= Economic Income
= Fee Related Earnings
$ 217 $ 593
$ 1,928
$ 838 $ 3,014
YTD’14
$ 633 $ 2,649

Blackstone
GAAP Statement of Operations
% Change % Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
3Q'13 3Q'14 vs. 3Q'13 YTD'13 YTD'14 vs. YTD'13
Revenues
Management and Advisory Fees, Net
531,095 $          640,949 $          21% 1,591,951 $       1,833,632 $       15%
Performance Fees
Realized Carried Interest 182,654             638,676             250% 660,112             1,613,958          144%
Realized Incentive Fees 30,884                35,445                15% 130,729             118,743             (9)%
Unrealized Carried Interest 290,052             222,105             (23)% 924,105             1,213,181          31%
Unrealized Incentive Fees 37,713                (6,163)                n/m 144,449             112,709             (22)%
Total Performance Fees 541,303             890,063             64% 1,859,395          3,058,591          64%
Investment Income
Realized 19,507                91,142                367% 137,350             459,878             235%
Unrealized 100,341             38,445                (62)% 263,141             62,754                (76)%
Total Investment Income 119,848             129,587             8% 400,491             522,632             30%
Interest and Dividend Revenue 19,892                18,107                (9)% 46,263                47,516                3%
Other 4,707                   720                      (85)% 5,688                   1,583                   (72)%
Total Revenues 1,216,845          1,679,426          38% 3,903,788          5,463,954          40%
Expenses
Compensation and Benefits
Compensation 465,631             525,093             13% 1,396,042          1,511,085          8%
Performance Fee Compensation
Realized Carried Interest 60,369                186,003             208% 225,716             595,702             164%
Realized Incentive Fees 14,599                19,029                30% 60,121                61,173                2%
Unrealized Carried Interest 82,341                164,132             99% 350,637             319,158             (9)%
Unrealized Incentive Fees 11,084                (9,002)                n/m 58,646                39,221                (33)%
Total Compensation and Benefits 634,024             885,255             40% 2,091,162          2,526,339          21%
General, Administrative and Other 119,435             128,015             7% 346,106             400,061             16%
Interest Expense
26,268                31,615                20% 80,286                86,129                7%
Fund Expenses 6,678                   10,253                54% 18,714                20,241                8%
Total Expenses 786,405             1,055,138          34% 2,536,268          3,032,770          20%
Other Income
Net Gains from Fund Investment Activities 87,952                8,682                   (90)% 196,128             217,422             11%
Income Before Provision for Taxes 518,392 $          632,970 $          22% 1,563,648 $       2,648,606 $       69%
Provision for Taxes 57,477                79,108                38% 164,552             216,487             32%
Net Income 460,915 $          553,862 $          20% 1,399,096 $       2,432,119 $       74%
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities 51,188               (23,328)              n/m 135,870             44,950               (67)%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities 30,231               55,491               84% 48,723               239,513             392%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings 208,332             271,194             30% 664,556             1,114,518          68%
Net Income Attributable to The Blackstone Group L.P. ("BX") 171,164 $          250,505 $          46% 549,947 $          1,033,138 $       88%
Net Income per Common Unit, Basic 0.29 $                  0.41 $                  41% 0.94 $                  1.70 $                  81%
Net Income per Common Unit, Diluted 0.29 $                  0.41 $                  41% 0.93 $                  1.69 $                  82%

Appendix

Blackstone
Total Segments
(Dollars in Thousands)
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 YTD'13 YTD'14
Revenues
Management and Advisory Fees, Net
Base Management Fees 437,294 $            469,092 $            476,878 $            496,570 $            505,493 $            1,271,715 $         1,478,941 $
Advisory Fees 83,602                   139,158                69,963                   114,914                84,131                   271,356                269,008
Transaction and Other Fees, Net 42,806                   59,733                   59,910                   49,196                   90,885                   147,244                199,991
Management Fee Offsets (8,271)                    (43,752)                (16,644)                (20,218)                (22,763)                (28,468)                (59,625)
Total Management and Advisory Fees, Net 555,431                624,231                590,107                640,462                657,746                1,661,847            1,888,315
Performance Fees
Realized Carried Interest 182,654                283,846                333,623                641,659                638,752                660,112                1,614,034
Realized Incentive Fees 31,238                   343,501                53,837                   39,291                   36,840                   130,832                129,968
Unrealized Carried Interest 290,052                1,233,905            330,288                660,712                222,026                924,105                1,213,026
Unrealized Incentive Fees 40,992                   (173,033)              61,266                   56,776                   (6,531)                    153,105                111,511
Total Performance Fees 544,936                1,688,219            779,014                1,398,438            891,087                1,868,154            3,068,539
Investment Income (Loss)
Realized 11,492                   66,283                   111,917                202,199                75,832                   104,188                389,948
Unrealized 87,680                   290,460                4,550                     (26,228)                4,934                     226,874                (16,744)
Total Investment Income 99,172                   356,743                116,467                175,971                80,766                   331,062                373,204
Interest Income and Dividend Revenue 21,539                   19,394                   22,362                   22,094                   23,585                   51,542                   68,041
Other 4,708                     4,621                     869                        (6)                           719                        5,687                     1,582
Total Revenues 1,225,786            2,693,208            1,508,819            2,236,959            1,653,903            3,918,292            5,399,681
Expenses
Compensation 279,498                262,688                306,545                323,015                324,426                852,952                953,986
Performance Fee Compensation
Realized Carried Interest 60,369                   31,485                   149,398                260,301                186,003                225,716                595,702
Realized Incentive Fees 14,599                   140,794                23,635                   18,509                   19,029                   60,121                   61,173
Unrealized Carried Interest 82,341                   616,080                40,690                   114,336                164,132                350,637                319,158
Unrealized Incentive Fees 11,084                   (70,297)                23,531                   24,692                   (9,002)                    58,646                   39,221
Total Compensation and Benefits 447,891                980,750                543,799                740,853                684,588                1,548,072            1,969,240
Other Operating Expenses 122,872                129,171                139,774                145,111                131,440                357,468                416,325
Total Expenses 570,763               1,109,921            683,573               885,964               816,028               1,905,540            2,385,565
Economic Income 655,023 $            1,583,287 $         825,246 $            1,350,995 $         837,875 $            2,012,752 $         3,014,116 $
Economic Net Income 640,231 $            1,542,098 $         813,934 $            1,325,963 $         758,356 $            1,971,777 $         2,898,253 $
Fee Related Earnings 178,596 $            260,706 $            174,829 $            201,108 $            217,291 $            484,763 $            593,228 $
Distributable Earnings 312,673 $            820,629 $            485,112 $            770,797 $            672,144 $            1,042,070 $         1,928,053 $
Total Assets Under Management 248,064,888 $     265,757,630 $     271,745,583 $     278,917,713 $     284,414,936 $     248,064,888 $     284,414,936 $
Fee-Earning Assets Under Management 188,649,817 $     197,981,739 $     203,599,604 $     209,913,760 $     214,819,600 $     188,649,817 $     214,819,600 $
Weighted Average Fee-Earning AUM 185,628,676 $     196,309,547 $     200,246,002 $     204,671,392 $     213,525,423 $     182,031,703 $     210,597,134 $
LP Capital Invested 3,378,067 $         5,382,770 $         4,468,527 $         5,426,511 $         6,664,365 $         8,796,934 $         16,559,403 $
Total Capital Invested 3,536,365 $         6,115,856 $         4,807,663 $         5,858,210 $         7,619,737 $         9,134,430 $         18,285,610 $

Blackstone
Private Equity
(Dollars in Thousands)
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 YTD'13 YTD'14
Revenues
Management Fees, Net
Base Management Fees 95,281 $          99,998 $          98,584 $          103,204 $        108,236 $        268,148 $        310,024 $
Transaction and Other Fees, Net 16,052             18,135             42,847             27,616             48,996             78,853             119,459
Management Fee Offsets (2,080)              (1,173)              (1,713)              (4,246)              (5,837)              (4,510)              (11,796)
Total Management Fees, Net 109,253           116,960           139,718           126,574           151,395           342,491           417,687
Performance Fees
Realized Carried Interest 85,121             101,081           119,805           212,394           124,913           228,912           457,112
Unrealized Carried Interest (86,300)            385,560           167,065           502,210           96,455             12,672             765,730
Total Performance Fees (1,179)              486,641           286,870           714,604           221,368           241,584           1,222,842
Investment Income (Loss)
Realized 11,495             30,783             60,535             74,812             20,421             57,243             155,768
Unrealized 23,621             85,329             (9,033)              17,662             (12,754)            76,420             (4,125)
Total Investment Income 35,116             116,112           51,502             92,474             7,667                133,663           151,643
Interest Income and Dividend Revenue 5,231                4,136                5,228                4,666                5,346                11,466             15,240
Other 1,521                1,948                864                    564                    2,150                2,311                3,578
Total Revenues 149,942           725,797           484,182           938,882           387,926           731,515           1,810,990
Expenses
Compensation 55,800             56,370             73,307             73,038             79,007             179,750           225,352
Performance Fee Compensation
Realized Carried Interest 19,824             2,006                85,771             112,720           30,944             36,947             229,435
Unrealized Carried Interest (36,198)            274,201           (27,148)            66,194             93,434             68,532             132,480
Total Compensation and Benefits 39,426             332,577           131,930           251,952           203,385           285,229           587,267
Other Operating Expenses 30,024             32,767             33,006             39,193             34,109             91,370             106,308
Total Expenses 69,450             365,344           164,936           291,145           237,494           376,599           693,575
Economic Income 80,492 $          360,453 $        319,246 $        647,737 $        150,432 $        354,916 $        1,117,415 $
Total Assets Under Management 62,619,813 $  65,675,031 $  66,142,945 $  68,294,162 $  69,890,367 $  62,619,813 $  69,890,367 $
Fee-Earning Assets Under Management 43,645,106 $  42,600,515 $  41,150,728 $  42,888,756 $  43,817,741 $  43,645,106 $  43,817,741 $
Weighted Average Fee-Earning AUM 43,886,763 $  43,290,792 $  41,815,672 $  43,702,379 $  43,838,483 $  44,293,199 $  44,328,213 $
LP Capital Invested 524,320 $        1,017,985 $     2,029,019 $     1,857,330 $     2,277,861 $     1,550,597 $     6,164,210 $
Total Capital Invested 548,173 $        1,330,606 $     2,271,273 $     2,159,178 $     3,172,660 $     1,619,523 $     7,603,111 $

Blackstone
Real Estate
(Dollars in Thousands)
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 YTD'13 YTD'14
Revenues
Management Fees, Net
Base Management Fees 136,721 $        153,115 $        159,336 $        157,869 $        155,089 $        412,067 $        472,294 $
Transaction and Other Fees, Net 19,205             32,317             13,564             13,514             38,312             47,358             65,390
Management Fee Offsets (2,385)              (6,838)              (9,224)              (7,702)              (8,977)              (15,983)            (25,903)
Total Management Fees, Net 153,541           178,594           163,676           163,681           184,424           443,442           511,781
Performance Fees
Realized Carried Interest 93,878             180,641           194,658           417,826           349,237           306,132           961,721
Realized Incentive Fees 3,737                7,931                (26)                     6,070                1,159                37,931             7,203
Unrealized Carried Interest 340,406           771,246           140,237           119,461           187,175           880,454           446,873
Unrealized Incentive Fees 2,481                (1,355)              2,737                (3,483)              (374)                   (27,398)            (1,120)
Total Performance Fees 440,502           958,463           337,606           539,874           537,197           1,197,119        1,414,677
Investment Income (Loss)
Realized 928                    23,320             31,357             122,664           49,173             29,039             203,194
Unrealized 57,656             201,606           5,379                (50,437)            14,492             148,595           (30,566)
Total Investment Income 58,584             224,926           36,736             72,227             63,665             177,634           172,628
Interest Income and Dividend Revenue 6,060                6,809                6,110                8,009                7,135                14,754             21,254
Other 2,113                1,678                317                    (218)                   976                    1,706                1,075
Total Revenues 660,800           1,370,470        544,445           783,573           793,397           1,834,655        2,121,415
Expenses
Compensation 75,346             75,625             80,233             85,582             90,586             218,597           256,401
Performance Fee Compensation
Realized Carried Interest 38,942             29,027             51,833             143,442           64,187             119,810           259,462
Realized Incentive Fees 1,919                4,502                (16)                     3,081                592                    19,376             3,657
Unrealized Carried Interest 99,323             299,853           56,985             27,339             108,789           266,984           193,113
Unrealized Incentive Fees 615                    (335)                   1,382                (1,783)              (123)                   (14,680)            (524)
Total Compensation and Benefits 216,145           408,672           190,417           257,661           264,031           610,087           712,109
Other Operating Expenses 30,614             29,698             33,107             36,542             36,138             86,693             105,787
Total Expenses 246,759           438,370           223,524           294,203           300,169           696,780           817,896
Economic Income 414,041 $        932,100 $        320,921 $        489,370 $        493,228 $        1,137,875 $    1,303,519 $
Total Assets Under Management 68,964,455 $  79,410,788 $  81,333,562 $  80,410,988 $  80,188,858 $  68,964,455 $  80,188,858 $
Fee-Earning Assets Under Management 44,715,985 $  50,792,803 $  53,490,834 $  52,823,975 $  52,308,175 $  44,715,985 $  52,308,175 $
Weighted Average Fee-Earning AUM 44,163,396 $  50,568,609 $  50,954,956 $  48,653,930 $  52,764,267 $  42,928,397 $  53,590,344 $
LP Capital Invested 2,365,224 $     3,986,610 $     1,692,232 $     3,017,193 $     3,046,867 $     5,754,667 $     7,756,292 $
Total Capital Invested 2,438,725 $     4,333,419 $     1,746,460 $     3,128,232 $     3,071,425 $     5,916,314 $     7,946,117 $

Blackstone
Hedge Fund Solutions
(Dollars in Thousands)
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 YTD'13 YTD'14
Revenues
Management Fees, Net
Base Management Fees 103,392 $        113,025 $        113,384 $        123,008 $        121,484 $        296,296 $        357,876 $
Transaction and Other Fees, Net 295                    263                    93                      126                    161                    360                    380
Management Fee Offsets (1,200)              (1,149)              (1,455)              (1,531)              (1,099)              (2,238)              (4,085)
Total Management Fees, Net 102,487           112,139           112,022           121,603           120,546           294,418           354,171
Performance Fees
Realized Incentive Fees 5,320                174,861           39,845             7,973                6,683                32,874             54,501
Unrealized Incentive Fees 29,208             (97,980)            18,085             30,556             25,473             105,698           74,114
Total Performance Fees 34,528             76,881             57,930             38,529             32,156             138,572           128,615
Investment Income (Loss)
Realized (598)                   13,691             16,820             2,394                2,693                13,922             21,907
Unrealized 6,439                (7,604)              4,431                1,057                (1,168)              (1,702)              4,320
Total Investment Income 5,841                6,087                21,251             3,451                1,525                12,220             26,227
Interest Income and Dividend Revenue 2,523                1,988                2,661                2,340                2,724                5,617                7,725
Other 595                    262                    122                    (203)                   740                    426                    659
Total Revenues 145,974           197,357           193,986           165,720           157,691           451,253           517,397
Expenses
Compensation 37,611             28,147             40,571             43,341             41,940             108,323           125,852
Performance Fee Compensation
Realized Incentive Fees 1,954                53,701             13,271             2,918                2,312                12,092             18,501
Unrealized Incentive Fees 10,177             (34,823)            6,761                11,252             8,778                37,679             26,791
Total Compensation and Benefits 49,742             47,025             60,603             57,511             53,030             158,094           171,144
Other Operating Expenses 19,575             15,697             19,480             25,101             20,480             51,269             65,061
Total Expenses 69,317             62,722             80,083             82,612             73,510             209,363           236,205
Economic Income 76,657 $          134,635 $        113,903 $        83,108 $          84,181 $          241,890 $        281,192 $
Total Assets Under Management 53,162,174 $  55,657,463 $  58,262,659 $  60,672,759 $  64,183,863 $  53,162,174 $  64,183,863 $
Fee-Earning Assets Under Management 50,829,734 $  52,865,837 $  55,571,357 $  58,084,020 $  62,037,082 $  50,829,734 $  62,037,082 $
Weighted Average Fee-Earning AUM 48,933,335 $  51,794,518 $  54,715,882 $  56,793,206 $  60,009,283 $  47,203,844 $  57,522,469 $
LP Capital Invested 248,422 $        8,681 $            167,170 $        188,236 $        473,233 $        422,594 $        828,639 $
Total Capital Invested 262,309 $        8,681 $            202,674 $        196,348 $        487,398 $        446,309 $        886,420 $

Blackstone
Credit
(Dollars in Thousands)
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 YTD'13 YTD'14
Revenues
Management Fees, Net
Base Management Fees 101,900 $        102,954 $        105,574 $        112,489 $        120,684 $        295,204 $        338,747 $
Transaction and Other Fees, Net 7,058                8,152                3,344                7,064                3,025                20,434             13,433
Management Fee Offsets (2,606)              (34,592)            (4,252)              (6,739)              (6,850)              (5,737)              (17,841)
Total Management Fees, Net 106,352           76,514             104,666           112,814           116,859           309,901           334,339
Performance Fees
Realized Carried Interest 3,655                2,124                19,160             11,439             164,602           125,068           195,201
Realized Incentive Fees 22,181             160,709           14,018             25,248             28,998             60,027             68,264
Unrealized Carried Interest 35,946             77,099             22,986             39,041             (61,604)            30,979             423
Unrealized Incentive Fees 9,303                (73,698)            40,444             29,703             (31,630)            74,805             38,517
Total Performance Fees 71,085             166,234           96,608             105,431           100,366           290,879           302,405
Investment Income (Loss)
Realized 496                    (627)                   3,071                2,223                3,040                4,725                8,334
Unrealized (1,042)              9,519                3,079                4,521                4,892                4,432                12,492
Total Investment Income (Loss) (546)                   8,892                6,150                6,744                7,932                9,157                20,826
Interest Income and Dividend Revenue 5,288                4,240                5,861                4,892                5,968                13,906             16,721
Other (357)                   119                    (259)                   11                      (3,619)              408                    (3,867)
Total Revenues 181,822           255,999           213,026           229,892           227,506           624,251           670,424
Expenses
Compensation 53,250             31,802             50,752             51,310             54,877             154,712           156,939
Performance Fee Compensation
Realized Carried Interest 1,603                452                    11,794             4,139                90,872             68,959             106,805
Realized Incentive Fees 10,726             82,591             10,380             12,510             16,125             28,653             39,015
Unrealized Carried Interest 19,216             42,026             10,853             20,803             (38,091)            15,121             (6,435)
Unrealized Incentive Fees 292                    (35,139)            15,388             15,223             (17,657)            35,647             12,954
Total Compensation and Benefits 85,087             121,732           99,167             103,985           106,126           303,092           309,278
Other Operating Expenses 23,451             29,566             32,839             22,159             20,860             67,374             75,858
Total Expenses 108,538           151,298           132,006           126,144           126,986           370,466           385,136
Economic Income 73,284 $          104,701 $        81,020 $          103,748 $        100,520 $        253,785 $        285,288 $
Total Assets Under Management 63,318,446 $  65,014,348 $  66,006,417 $  69,539,804 $  70,151,848 $  63,318,446 $  70,151,848 $
Fee-Earning Assets Under Management 49,458,992 $  51,722,584 $  53,386,685 $  56,117,009 $  56,656,602 $  49,458,992 $  56,656,602 $
Weighted Average Fee-Earning AUM 48,645,182 $  50,655,628 $  52,759,492 $  55,521,877 $  56,913,390 $  47,606,263 $  55,156,108 $
LP Capital Invested 240,101 $        369,494 $        580,106 $        363,752 $        866,404 $        1,069,076 $     1,810,262 $
Total Capital Invested 287,158 $        443,150 $        587,256 $        374,452 $        888,254 $        1,152,284 $     1,849,962 $

Blackstone
Financial Advisory
(Dollars in Thousands)
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 YTD'13 YTD'14
Revenues
Advisory Fees 83,602 $          139,158 $        69,963 $          114,914 $        84,131 $          271,356 $        269,008 $
Transaction and Other Fees, Net 196                    866                    62                      876                    391                    239                    1,329
Total Advisory and Transaction Fees 83,798             140,024           70,025             115,790           84,522             271,595           270,337
Investment Income (Loss)
Realized (829)                   (884)                   134                    106                    505                    (741)                   745
Unrealized 1,006                1,610                694                    969                    (528)                   (871)                   1,135
Total Investment Income (Loss) 177                    726                    828                    1,075                (23)                     (1,612)              1,880
Interest Income and Dividend Revenue 2,437                2,221                2,502                2,187                2,412                5,799                7,101
Other 836                    614                    (175)                   (160)                   472                    836                    137
Total Revenues 87,248             143,585           73,180             118,892           87,383             276,618           279,455
Expenses
Compensation 57,491             70,744             61,682             69,744             58,016             191,570           189,442
Total Compensation and Benefits 57,491             70,744             61,682             69,744             58,016             191,570           189,442
Other Operating Expenses 19,208             21,443             21,342             22,116             19,853             60,762             63,311
Total Expenses 76,699             92,187             83,024             91,860             77,869             252,332           252,753
Economic Income (Loss) 10,549 $          51,398 $          (9,844) $           27,032 $          9,514 $            24,286 $          26,702 $

Blackstone
Net Accrued Performance Fees
Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized Performance Fees are included in DE. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on 1,146,350,827 DE Units Outstanding (see page 32, Unit Rollforward).
Blackstone had $4.3 billion of accrued performance fees, net of performance fee compensation and distributed
Realized Performance Fees, at the end of the third quarter.
$4.3 billion
Net Accrued Performance Fees at 3Q’14
$3.78 per unit
Net Accrued Performance Fees at 3Q’14
57% increase
in Net Accrued Performance Fees since 3Q’13

Change vs.
(Dollars in Millions, Except per Unit Data)
2Q'14 3Q'14 Per Unit 2Q'14
Private Equity
BCP IV Carried Interest 383 $                       343 $                       0.30 $                      (40) $
BCP V Carried Interest 558 572 0.50 14
BCP VI Carried Interest 233 265 0.23 32
BEP Carried Interest 81 79 0.07 (2)
Tactical Opportunities Carried Interest 19 32 0.03 13
SP V Carried Interest 1 2 0.00 1
Korea Carried Interest - 1 0.00 1
Total Private Equity 1,275 1,294 1.13 19
Real Estate
BREP IV Carried Interest 2 4 0.00 2
BREP V Carried Interest 618 679 0.59 61
BREP VI Carried Interest 1,389 1,244 1.09 (145)
BREP VII Carried Interest 459 545 0.48 86
BREP Int'l I Carried Interest 2 - - (2)
BREP Europe III Carried Interest 144 187 0.16 43
BREP Europe IV Carried Interest 10 25 0.02 15
BREP Asia Carried Interest 9 12 0.01 3
Core+ Carried Interest 1 8 0.01 7
BREDS Carried Interest 18 16 0.01 (2)
BREDS Incentive Fees 3 2 0.00 (1)
Asia Platform Incentive Fees 9 8 0.01 (1)
Total Real Estate 2,664 2,730 2.38 66
Hedge Fund Solutions
Incentive Fees 57 70 0.06 13
Total Hedge Fund Solutions 57 70 0.06 13
Credit
Carried Interest 176 186 0.16 10
Incentive Fees 69 54 0.05 (15)
Total Credit 245 240 0.21 (5)
Total Blackstone
Carried Interest 4,103 4,200 3.66 97
Incentive Fees 138 134 0.12 (4)
Net Accrued Performance Fees 4,241 $                   4,334 $                   3.78 $                      93 $
Memo: Net Realized Performance Fees 239 $                      241 $                      0.21 $                     2 $
Net Accrued Performance Fees

Blackstone
Investment Records as of September 30, 2014
Notes on next page.

Committed Available Unrealized Investments Realized Investments Total Investments Net IRRs (d)
(Dollars in Thousands, Except Where Noted) Capital Capital (b) Value MOIC (c) % Public Value MOIC (c) Value MOIC (c) Realized Total
Private Equity
BCP I (Oct 1987 / Oct 1993) 859,081 $         - $                  - $                   n/a - 1,741,738 $      2.6x 1,741,738 $      2.6x 19% 19%
BCP II (Oct 1993 / Aug 1997) 1,361,100 - - n/a - 3,256,819 2.5x 3,256,819 2.5x 32% 32%
BCP III (Aug 1997 / Nov 2002) 3,967,422 - - n/a - 9,184,688 2.3x 9,184,688 2.3x 14% 14%
BCOM (Jun 2000 / Jun 2006) 2,137,330 199,298 247,105 1.2x - 2,619,040 1.4x 2,866,145 1.3x 7% 6%
BCP IV (Nov 2002 / Dec 2005) 6,773,138 227,215 3,593,646 1.9x 59% 17,661,391 3.1x 21,255,037 2.8x 45% 37%
BCP V (Dec 2005 / Jan 2011) 21,032,374 1,747,662 19,030,489 1.7x 56% 14,576,830 1.7x 33,607,319 1.7x 9% 8%
BCP VI (Jan 2011 / Jan 2017) 15,177,339 7,188,270 10,338,093 1.4x 14% 1,399,204 1.8x 11,737,297 1.4x 48% 19%
BEP (Aug 2011 / Aug 2017) 2,432,161 1,174,162 2,038,876 1.7x 35% 508,112 2.0x 2,546,988 1.8x 52% 44%
Total Corporate Private Equity 53,739,945 $   10,536,607 $   35,248,209 $    1.6x 42% 50,947,822 $    2.2x 86,196,031 $    1.9x 20% 16%
Tactical Opportunities 5,728,538 3,252,279 2,934,886 1.2x 3% 400,577 1.1x 3,335,463 1.2x 12% 18%
Strategic Partners 17,008,267 6,416,599 5,968,412 2.1x n/a 11,180,006 1.3x 17,148,418 1.5x n/a 15%
Other Funds and Co-Invest (e) 1,276,598 98,021 648,978 0.8x 48% 22,622 1.0x 671,600 0.8x n/m n/m
Total Private Equity 77,753,348 $   20,303,506 $   44,800,485 $    1.6x 34% 62,551,027 $    1.9x 107,351,512 $ 1.8x 20% 16%
Real Estate
Dollar
Pre-BREP 140,714 $         - $                  - $                   n/a - 345,190 $         2.5x 345,190 $         2.5x 33% 33%
BREP I (Sep 1994 / Oct 1996) 380,708 - - n/a - 1,327,708 2.8x 1,327,708 2.8x 40% 40%
BREP II (Oct 1996 / Mar 1999) 1,198,339 - - n/a - 2,531,613 2.1x 2,531,613 2.1x 19% 19%
BREP III (Apr 1999 / Apr 2003) 1,522,708 - - n/a - 3,328,504 2.4x 3,328,504 2.4x 21% 21%
BREP IV (Apr 2003 / Dec 2005) 2,198,694 - 1,404,550 1.0x 27% 3,144,774 2.3x 4,549,324 1.7x 63% 14%
BREP V (Dec 2005 / Feb 2007) 5,539,418 - 6,257,320 1.9x 20% 5,323,220 2.1x 11,580,540 2.0x 18% 11%
BREP VI (Feb 2007 / Aug 2011) 11,058,605 614,440 16,782,010 2.2x 54% 7,694,626 2.2x 24,476,636 2.2x 16% 14%
BREP VII (Aug 2011 / Feb 2017) 13,456,842 4,083,122 15,034,443 1.5x 2% 2,077,623 1.6x 17,112,066 1.5x 38% 27%
Total Global Real Estate Funds 35,496,028 $   4,697,562 $     39,478,323 $    1.8x 28% 25,773,258 $    2.2x 65,251,581 $    1.9x 25% 17%
Euro
BREP Int'l (Jan 2001 / Sep 2005) 824,172 € - € 121,874 € 1.5x - 1,238,480 € 2.2x 1,360,354 € 2.1x 25% 23%
BREP Int'l II (Sep 2005 / Jun 2008) 1,629,748 51,633 1,554,087 1.3x 39% 394,456 1.6x 1,948,543 1.4x 10% 4%
BREP Europe III (Jun 2008 / Dec 2013) 3,204,714 504,161 4,038,495 1.6x 7% 908,722 2.5x 4,947,217 1.7x 32% 20%
BREP Europe IV (Sep 2013 / Mar 2019) 5,151,424 3,248,760 2,295,419 1.1x - 115,111 1.2x 2,410,530 1.1x 73% 19%
Total Euro Real Estate Funds 10,810,058 € 3,804,554 € 8,009,875 € 1.4x 11% 2,656,769 € 2.1x 10,666,644 € 1.5x 24% 13%
BREP Co-Investment (f) 5,518,708 $      - $                  8,784,882 $      1.9x 73% 2,054,622 $      2.0x 10,839,504 $    2.0x 14% 17%
BREP Asia (Jun 2013 / Dec 2017) 4,653,087 3,541,587 1,358,049 1.1x - 4,400 1.0x 1,362,449 1.1x n/a 14%
Total Real Estate 59,814,925 $   13,120,011 $   60,365,671 $    1.7x 31% 31,343,587 $    2.2x 91,709,258 $    1.8x 24% 17%
Core+
1,774,518 $      196,140 $         1,763,982 $      1.1x - - $                   n/a 1,763,982 $
1.1x n/a
n/a
BREDS (g) 6,744,553 $      2,207,654 $      2,637,612 $      1.1x - 3,410,839 $      1.3x 6,048,451 $      1.2x 14% 12%
Credit (h)
Mezzanine I (Jul 2007 / Jul 2012) 2,000,000 $      139,685 $         965,641 $         1.6x - 3,836,547 $      1.6x 4,802,188 $      1.6x n/a 18%
Mezzanine II (Nov 2011 / Nov 2016) 4,120,000 2,611,409 2,053,592 1.3x - 1,216,317 1.5x 3,269,909 1.4x n/a 28%
Rescue Lending I (Sep 2009 / May 2013) 3,253,143 501,159 3,000,186 1.5x - 2,921,620 1.5x 5,921,806 1.5x n/a 16%
Rescue Lending II (Jun 2013 / Jun 2018) 5,125,000 4,135,729 1,343,697 1.3x - 3,795 1.0x 1,347,492 1.3x n/a n/m
Total Credit 14,498,143 $   7,387,982 $     7,363,116 $      1.4x - 7,978,279 $      1.5x 15,341,395 $    1.5x

Blackstone
Investment Records as of September 30, 2014 – Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m Not meaningful.
n/a Not applicable.
(a) Preliminary.
(b) Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c) Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d) Net Internal Rate of Return (“IRR”) represents the annualized inception to September 30, 2014 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest. Net
IRRs for BREP Europe IV, BREP Asia and BREDS II are calculated from commencement of their respective investment periods which, being less than one year, are not annualized.
(e) Returns for Other Funds and Co-Invest are not meaningful as these funds have no or little realizations.
(f) BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(g) Excludes Capital Trust drawdown funds.
(h) The Total Investments MOIC for Mezzanine I, Mezzanine II, Rescue Lending I and Rescue Lending II Funds, excluding recycled capital during the investment period, was 2.0x, 1.8x, 1.7x and 1.3x, respectively. Funds presented represent the flagship credit drawdown funds only.

Blackstone
Reconciliation of GAAP to Non-GAAP Measures
Notes on next page.
(Dollars in Thousands)
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 YTD'13 YTD'14
Net Income Attributable to The Blackstone Group L.P. 171,164 $     621,255 $     265,617 $     517,016 $     250,505 $     549,947 $     1,033,138 $
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings 208,332 675,289 299,505 543,819 271,194 664,556 1,114,518
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
30,231 149,834 43,961 140,061 55,491 48,723 239,513
Net Income  (Loss)  Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities 51,188 47,445 45,792 22,486 (23,328) 135,870 44,950
Net Income 460,915 $     1,493,823 $ 654,875 $     1,223,382 $ 553,862 $     1,399,096 $ 2,432,119 $
Provision for Taxes 57,477 91,090 54,097 83,282 79,108 164,552 216,487
Income Before Provision for Taxes 518,392 $     1,584,913 $ 708,972 $     1,306,664 $ 632,970 $     1,563,648 $ 2,648,606 $
IPO and Acquisition-Related Charges
(a)
190,525 166,514 177,024 178,568 209,240 556,193 564,832
Amortization of Intangibles
(b)
27,525 29,139 29,003 28,310 27,828 77,504 85,141
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
(81,419) (197,279) (89,753) (162,547) (32,163) (184,593) (284,463)
Economic Income 655,023 $     1,583,287 $ 825,246 $     1,350,995 $ 837,875 $     2,012,752 $ 3,014,116 $
Taxes
(d)
(14,792) (41,189) (11,312) (25,032) (79,519) (40,975) (115,863)
Economic Net Income 640,231 $     1,542,098 $ 813,934 $     1,325,963 $ 758,356 $     1,971,777 $ 2,898,253 $
Taxes
(d)
14,792 41,189 11,312 25,032 79,519 40,975 115,863
Performance Fee Adjustment
(e)
(544,936) (1,688,219) (779,014) (1,398,438) (891,087) (1,868,154) (3,068,539)
Investment (Income) Adjustment
(f)
(99,172) (356,743) (116,467) (175,971) (80,766) (331,062) (373,204)
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(g)
(712) 4,319 7,810 6,684 (8,893) (23,893) 5,601
Performance Fee Compensation and Benefits Adjustment
(h)
168,393 718,062 237,254 417,838 360,162 695,120 1,015,254
Fee Related Earnings 178,596 $     260,706 $     174,829 $     201,108 $     217,291 $     484,763 $     593,228 $
Realized Performance Fees
(i)
138,924 455,068 214,427 402,140 470,560 505,107 1,087,127
Realized Investment Income
(j)
11,492 66,283 111,917 202,199 75,832 104,188 389,948
Adjustment Related to Realized Investment (Income) Loss -
Blackstone's Treasury Cash Management Strategies
(k)
6,672 8,873 (1,344) (1,059) (5,049) 4,321 (7,452)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
(31,756) (68,610) (31,054) (44,841) (96,437) (88,124) (172,332)
Equity-Based Compensation
(m)
8,745 98,309 16,337 11,250 9,947 31,815 37,534
Distributable Earnings 312,673 $     820,629 $     485,112 $     770,797 $     672,144 $     1,042,070 $ 1,928,053 $
Interest Expense 25,268 26,607 30,398 34,082 34,221 77,297 98,701
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(l)
31,756 68,610 31,054 44,841 96,437 88,124 172,332
Depreciation and Amortization 8,956 8,726 10,373 7,170 7,557 26,715 25,100
Adjusted EBITDA 378,653 $     924,572 $     556,937 $     856,890 $     810,359 $     1,234,206 $ 2,224,186 $

Blackstone
Reconciliation of GAAP to Non-GAAP Measures – Notes
Note: See page 33, Definitions and Distribution Policy.
(a) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d) Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes.
(e) This adjustment removes from EI the total segment amount of Performance Fees.
(f) This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g) This adjustment represents the realized and unrealized gain on Blackstone’s Treasury Cash Management Strategies which are a component of Investment Income (Loss) but included in Fee Related Earnings.
(h) This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i) Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j) Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(k) Represents the elimination of Realized Investment Income (Loss) attributable to Blackstone’s Treasury Cash Management
Strategies which is a component of both Fee Related Earnings and Realized Investment Income (Loss).
(l) Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement.
(m) Represents equity-based award expense included in EI.

Blackstone
Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric Components
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a) See pages 29-30, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(b)
Represents equity-based award expense included in Economic Income.
(c)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(Dollars in Thousands)
3Q'14 YTD'14
Interest Income and Dividend Revenue 23,585 $        68,041 $
Other Revenue 719 1,582
(8,893) 5,601
Interest Income and Other Revenue 15,411 $        75,224 $
36,840 129,968
(19,029) (61,173)
Net Realized Incentive Fees 17,811 $        68,795 $
638,752 1,614,034
(186,003) (595,702)
Net Realized Carried Interest 452,749 $     1,018,332 $
Realized Investment Income 75,832 389,948
(5,049) (7,452)
Net Realized Investment Income 70,783 $        382,496 $
9,947 $          37,534 $
(96,437) $      (172,332) $
(6,531) 111,511
9,002 (39,221)
Net Unrealized Incentive Fees 2,471 $          72,290 $
222,026 1,213,026
(164,132) (319,158)
Net Unrealized Carried Interest
57,894 $        893,868 $
4,934 (16,744)
8,893 (5,601)
5,049 7,452
18,876 $        (14,893) $
16,918 $        56,469 $
Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a)
Realized Incentive Fees
Less: Realized Incentive Fee Compensation
Realized Carried Interest
Less: Realized Carried Interest Compensation
Unrealized Carried Interest
Less: Unrealized Carried Interest Compensation
Unrealized Investment Income (Loss)
Adjustment Related to Realized Investment (Income) - Blackstone's Treasury Cash Management Strategies
(a)
Less: Investment Income (Loss) - Blackstone's Treasury Cash Management Strategies
(a)
Less: Adjustment Related to Realized Investment (Income) - Blackstone's Treasury Cash Management Strategies
(a)
Unrealized Incentive Fees
Less: Unrealized Incentive Fee Compensation
Related Payables
(c)
Net Unrealized Investment Income (Loss)
Equity-Based Compensation
(b)
Taxes and Related Payable
(a)

Blackstone
Unit Rollforward
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.
3Q'13 4Q'13 1Q'14 2Q'14 3Q'14
Total GAAP Weighted-Average Common Units Outstanding - Basic
589,643,844      592,129,570      601,527,299      606,690,740      611,684,213
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
3,276,951          4,536,624          4,141,865          3,207,089          3,294,657
Total GAAP Weighted-Average Common Units Outstanding - Diluted
592,920,795     596,666,194     605,669,164     609,897,829     614,978,870
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units 551,916,623      549,773,866      549,327,240      544,158,132      539,856,777
Weighted-Average Economic Net Income Adjusted Units 1,144,837,418 1,146,440,060 1,154,996,404 1,154,055,961 1,154,835,647
Economic Net Income Adjusted Units, End of Period 1,145,675,305 1,150,867,868 1,154,889,678 1,154,840,023 1,155,075,985
Total Common Units Outstanding 584,860,157      588,165,949      599,372,943      603,270,771      607,590,602
Adjustments:
Blackstone Holdings Partnership Units 550,274,903      547,021,277      541,129,472      538,074,958      538,760,225
Distributable Earnings Units Outstanding 1,135,135,060 1,135,187,226 1,140,502,415 1,141,345,729 1,146,350,827

Blackstone
Definitions and Distribution Policy
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
• Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-related charges arise from
Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
• Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the current tax provision (benefit) calculated on Income (Loss)
Before Provision for Taxes.
• Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs, (b) income earned from Blackstone’s investments in the Blackstone Funds, and (c) realized and unrealized gains (losses) from other investments except for such gains (losses) from Blackstone’s Treasury cash management strategies. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues, investment income from Blackstone’s Treasury cash management strategies and interest income, less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other operating expenses.
• Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c) Other Revenue, (d) Realized Performance Fees, and (e) Realized
Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized Performance Fee Compensation, (c) Other Operating
Expenses, and (d) Taxes and Related Payables Including the Payable Under Tax Receivable Agreement. DE is reconciled to Blackstone’s Consolidated Statement of
Operations.
• Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a measure of segment performance and an indicator of its ability to cover recurring operating expenses. Adjusted EBITDA equals DE before segment interest expense, segment depreciation and amortization, and the taxes and related payables including the Payable Under Tax Receivable Agreement.
• Net Cash Available for Distribution to Common Unitholders is The Blackstone Group L.P.’s share of Distributable Earnings, less realized investment gains and returns of capital from investments and acquisitions, in excess of amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter, taking into account both the extent of realized investment gains and returns of capital from investments and acquisitions, and the amounts determined by Blackstone’s general partner to be necessary or appropriate as described in the preceding sentence.
Distribution Policy. Blackstone’s intention is to distribute to common unitholders each quarter substantially all of its Net Cash Available for Distribution to Common
Unitholders, subject to a minimum base quarterly distribution of $0.12 per unit. In circumstances in which the Net Cash Available for Distribution to Common Unitholders
for a quarter falls short of the amount necessary to support such per unit distribution, Blackstone intends to correspondingly reduce subsequent quarterly distributions below the amounts supported by the Net Cash Available for Distribution to Common Unitholders by the amount of the shortfall, but not below $0.12 per unit. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change at any time, including, without limitation, to reduce the quarterly distribution payable to common unitholders to less than $0.12 per unit or even to eliminate such distributions entirely.

Blackstone
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-
looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.
Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.